                                                                       EXHIBIT 1

                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS


M. Bernard Aidinoff                Sullivan & Cromwell
                                   125 Broad Street
                                   New York, New York  10004

Lloyd M. Bentsen                   2600 Texas Commerce Tower
                                   600 Travis Street
                                   Suite 2600
                                   Houston, Texas 77002

Pei-yuan Chia                      298 Bedford - Banksville Road
                                   Bedford, New York  10506

Marshall A. Cohen                  Cassels, Brock & Blackwell
                                   40 King Street West
                                   20th Fl.
                                   Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.             P.O. Box 218
                                   Alexander, New York  14005

Martin S. Feldstein                National Bureau of Economic Research, Inc.
                                   1050 Massachusetts Avenue
                                   Cambridge, Massachusetts  02138

Leslie L. Gonda                    International Lease Finance Corporation
                                   1999 Avenue of the Stars
                                   Los Angeles, California  90067

Evan G. Greenberg                  American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

M. R. Greenberg                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Carla A. Hills                     Hills & Company
                                   1200 19th Street, N.W. - 5th Fl.
                                   Washington, DC  20036

Frank J. Hoenemeyer                7 Harwood Drive
                                   Madison, New Jersey  07940



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Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Dean P. Phypers                    220 Rosebrook Road
                                   New Canaan, Connecticut  06840

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Thomas R. Tizzio                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Edmund S.W. Tse                    American International Assurance Co., Ltd.
                                   1 Stubbs Road
                                   Hong Kong

Frank G. Wisner                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

                       AMERICAN INTERNATIONAL GROUP, INC.

                   OFFICERS' NAME, TITLE AND BUSINESS ADDRESS


M.R. Greenberg                     Chairman & Chief Executive Officer
 70 Pine Street
 New York, New York  10270

Thomas R. Tizzio                   Senior Vice Chairman - General
 70 Pine Street                     Insurance
 New York, New York  10270

Edward E. Matthews                 Vice Chairman - Investments &
 70 Pine Street                     Financial Services
 New York, New York  10270

Edmund S.W. Tse                    Vice Chairman - Life Insurance
 American International
 Assurance Co., Ltd.
 1 Stubbs Road
 Hong Kong

Frank G. Wisner                    Vice Chairman - External Affairs
 70 Pine Street
 New York, New York 10270

Evan G. Greenberg                  President & Chief Operating Officer
 70 Pine Street
 New York, New York  10270

Edwin A.G. Manton                  Senior Advisor
 70 Pine Street
 New York, New York  12070

John J. Roberts                    Senior Advisor
 70 Pine Street
 New York, New York  10270

Ernest E. Stempel                  Senior Advisor
 70 Pine Street
 New York, New York  10270

Robert B. Sandler                  Executive Vice President - Senior
 70 Pine Street                     Casualty Actuary & Senior Claims
 New York, New York  10270          Officer

Howard I. Smith                    Executive Vice President, Chief
 70 Pine Street                     Financial Officer & Comptroller
 New York, New York 10270




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
Lawrence W. English                Senior Vice President -
 70 Pine Street                     Administration
 New York, New York  10270

Axel I. Freudmann                  Senior Vice President - Human
 72 Wall Street                     Resources
 New York, New York  10270

Win J. Neuger                      Senior Vice President & Chief
 70 Pine Street                     Investment Officer
 New York, New York  10270

Martin J. Sullivan                 Senior Vice President -
 70 Pine Street                     Foreign General Insurance
 New York, New York 10270

Florence A. Davis                  Vice President & General
 70 Pine Street                     Counsel
 New York, New York  10270

William N. Dooley                  Vice President & Treasurer
 70 Pine Street
 New York, New York  10270

Robert E. Lewis                    Vice President & Chief Credit
 70 Pine Street                     Officer
 New York, New York  10270

Frank Petralito II                 Vice President & Director of
 70 Pine Street                     Taxes
 New York, New York  10270

Kathleen E. Shannon                Vice President, Secretary &
 70 Pine Street                     Associate General Counsel
 New York, New York  10270

John T. Wooster, Jr.               Vice President  -
 72 Wall Street                     Communications
 New York, New York  10270




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
                        STARR INTERNATIONAL COMPANY, INC.

                              OFFICERS & DIRECTORS


Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont 05672

Evan G. Greenberg                  70 Pine Street
Director                           New York, New York  10270

Maurice R. Greenberg               70 Pine Street
Director & Chairman of             New York, New York  10270
the Board

Joseph C.H. Johnson                American International Building
Director, President                Richmond Road
 & Treasurer                       Pembroke 543 Bermuda

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York  10270

Edward E. Matthews                 70 Pine Street
Director                           New York, New York  10270

L. Michael Murphy                  American International Building
Director, Vice President           Richmond Road
& Secretary                        Pembroke  543 Bermuda

John J. Roberts                    70 Pine Street
Director                           New York, New York  12070

Robert M. Sandler                  70 Pine Street
Director                           New York, New York  10270

Howard I. Smith                    70 Pine Street
Director                           New York, New York 10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York  10270

Thomas R. Tizzio                   70 Pine Street
Director                           New York, New York  10270

Edmund S.W. Tse                    1, Stubbs Road
Director                           Hong Kong




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                              THE STARR FOUNDATION

                              OFFICERS & DIRECTORS


M.R. Greenberg                     70 Pine Street
Director and Chairman              New York, New York  10270

T.C. Hsu                           70 Pine Street
Director and President             New York, New York  10270

Marion Breen                       70 Pine Street
Director and Vice President        New York, New York  10270

John J. Roberts                    70 Pine Street
Director                           New York, New York  10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York  10270

Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont   05672

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York  10270

Gladys Thomas                      70 Pine Street
Vice President                     New York, New York  10270

Frank Tengi                        70 Pine Street
Treasurer                          New York, New York  10270

Ida Galler                         70 Pine Street
Secretary                          New York, New York  10270




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
                             C.V. STARR & CO., INC.

                              OFFICERS & DIRECTORS


Houghton Freeman                   1880 Mountain Road, #14
Director & Senior Vice             Stowe, Vermont  05672
President

E.G. Greenberg                     70 Pine Street
Director & Vice President          New York, New York 10270

Maurice R. Greenberg               70 Pine Street
Director, President &              New York, New York  10270
Chief Executive Officer

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York  10270

Edward E. Matthews                 70 Pine Street
Director, Senior Vice              New York, New York  10270
President & Secretary

John J. Roberts                    70 Pine Street
Director & Senior Vice             New York, New York  10270
President

Robert M. Sandler                  70 Pine Street
Director & Vice President          New York, New York  10270

Howard I. Smith                    70 Pine Street
Director & Vice President          New York, New York  10270

Ernest E. Stempel                  70 Pine Street
Director & Senior Vice             New York, New York  10270
President

Thomas R. Tizzio                   70 Pine Street
Director & Vice President          New York, New York  10270

Edmund S.W. Tse                    1, Stubbs Road
Director & Vice President          Hong Kong

Gary Nitzsche                      70 Pine Street
Treasurer                          New York, New York  10270




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